                                                         EXHIBIT 23.01

                               CONSENT

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 26, 1995, included in the Oklahoma Gas and Electric Company Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                       ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

August 11, 1995

                                                         EXHIBIT 23.01

                               CONSENT

     We hereby consent to the use of our name in the Registration Statement, including the accompanying Prospectus, of Oklahoma Gas and Electric Company to be filed with the Securities and Exchange Commission and to which this consent is filed as an Exhibit and to the use of our opinion filed as Exhibit
5.01 to the Registration Statement.


                                           RAINEY, ROSS, RICE & BINNS

                                           By: s/Hugh D. Rice

August 14, 1995

                                                         EXHIBIT 23.01

                               CONSENT

     We hereby consent to the use of our name in the Registration Statement, including the accompanying Prospectus, of Oklahoma Gas and Electric Company to be filed with the Securities and Exchange Commission and to which this consent is filed as an Exhibit. The statement made in said Registration Statement that purports to be made or based upon our opinion correctly sets forth our opinion on such matter.


                                           Chisenhall, Nestrud & Julian, P.A.
                                           ----------------------------------

August 14, 1995

                                                        EXHIBIT 23.01

                               CONSENT

     We hereby consent to the use of our name in the Registration Statement, including the accompanying Prospectus, of Oklahoma Gas and Electric Company to be filed with the Securities and Exchange Commission and to which this consent is filed as an Exhibit.


                                           GARDNER, CARTON & DOUGLAS
                                           -------------------------

August 14, 1995